UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2020

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.1 per share	RFL	New York Stock Exchange

Item 8.01 Other Events.

On February 3, 2020, Rafael Pharmaceuticals, Inc. (“Rafael Pharma”) entered into a Line of Credit Loan Agreement (“Line of Credit Agreement”) with RP Finance, LLC (“RP Finance”), which provides a revolving commitment of up to $50,000,000 to fund clinical trials and other capital needs. Rafael Holdings, Inc. (the “Company”) owns, through controlled non-operating subsidiaries, 50.7% of the issued and outstanding equity (of which the Company owns an effective 38.7% interest in Rafael Pharma) of Rafael Pharma.

The Company owns 37.5% of the equity interests in RP Finance and is required to fund 37.5% of funding requests from Rafael Pharma under the Line of Credit Agreement. Howard Jonas, the Company’s Chairman and Chief Executive Officer, is Chairman of the Board of Rafael Pharma and owns an equity interest in Rafael Pharma. Mr. Jonas owns 37.5% of the equity interests in RP Finance, and is required to fund 37.5% of funding requests from Rafael Pharma under the Line of Credit Agreement. The remaining 25% equity interests in RP Finance is owned by other shareholders of Rafael Pharma.

Under the Line of Credit Agreement, all funds borrowed will bear interest at the mid-term Applicable Federal Rate published by the U.S. Internal Revenue Service. The maturity date is the earlier of February 3, 2025, upon a change of control of Rafael Pharma or a sale of Rafael Pharma or its assets. Rafael Pharma can draw on the facility on 60 days’ notice. The funds borrowed under the Line of Credit Agreement must be prepaid out of certain proceeds from equity sales by Rafael Pharma.

In connection with entering into the Line of Credit Agreement, Rafael Pharma agreed to issue to RP Finance shares of its common stock representing 12% of the issued and outstanding shares of Rafael Pharma common stock, with such interest subject to anti-dilution protection as set forth in the Line of Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

By:	/s/ David Polinsky
Name: David Polinsky
Title: Chief Financial Officer

Dated: February 4, 2020